OSHKOSH TRUCK CORPORATION

                            EXECUTIVE RETIREMENT PLAN






Final
1/12/2000

                            OSHKOSH TRUCK CORPORATION

                            EXECUTIVE RETIREMENT PLAN

                                    PREAMBLE


The principal objective of this Oshkosh Truck Corporation Executive Retirement Plan is to ensure the payment of a competitive level of retirement income in order to attract, retain and motivate selected executives.

This Plan is designed to provide a benefit which, when added to other retirement income of the executive, will meet the objective described above. Eligibility for participation in this Plan shall be limited to executives selected by the Chief Executive Officer and approved by the Human Resources Committee or its successor in function of the Board of Directors. This Plan became effective on January 31, 2000, after approval by the Board of Directors.



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                            OSHKOSH TRUCK CORPORATION

                            EXECUTIVE RETIREMENT PLAN


                                    ARTICLE I

                                   DEFINITIONS

Whenever used herein with the initial letter capitalized, words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context. All masculine terms shall include the feminine and all singular terms shall include the plural in all cases in which they could thus be applied unless the context clearly indicates the gender or the number.

1.1 "Accrued Normal Retirement Benefit" means the amount of a Participant's Retirement Benefit, determined as of his date of termination of employment, commencing as of the first day of the month following the month in which the Participant attains his Normal Retirement Date, and payable in the form of a single life annuity (or the Actuarial Equivalent of such amount when commencing at any other day or payable in another form). The amount of the Accrued Normal  Retirement  Benefit is defined in section 3.1.

1.2 "Actuarial Equivalent" means a benefit payable at a particular time and in a particular form which has the same value as another benefit payable in another form or at another time. Such Actuarial Equivalent shall be determined on the basis of a 7-1/2 percent interest rate and the 1971 Group Annuity Table, with male annuity factors weighted 70 percent and female annuity factors weighted 30 percent. With respect to lump sum distributions pursuant to section 6.4, the mortality and interest rate assumptions shall be as prescribed in such section.

1.3 "Affiliate" means: (1) a corporation which is a member of the same controlled group of corporations (within the meaning of Internal Revenue Code section 414(b) as the Employer; (2) an unincorporated trade or business which is under common control with the Employer (as determined under Code section 414(c); (3) an organization which, together with the Employer, is a member of the same affiliated service group (as determined under Code section 414(m); and (4) any other entity required to be aggregated under Code section 414(o).

1.4   "Beneficiary" means--

      (a) the Spouse if the Preretirement Spouse's Death Benefit, the Joint and 50 Percent Spouse's Annuity, or the Joint and 100 Percent Spouse's Annuity is payable;

      (b) the person or persons (who may be named contingently or successively), including a trust or an estate, designated by a Participant, to whom a death benefit is to be paid in the event of his death.

          Each designation will revoke all prior designations by the same Participant. A designation shall be made on a form prescribed by the Employer, and will be effective only when filed in writing with the Employer. If no Beneficiary is designated or a designation is revoked in whole or in part, or if a designated Beneficiary does not survive, the lump sum Actuarial Equivalent of the death benefit (if any) shall be payable to the estate of the last to survive the Participant or the Beneficiary.



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1.5   "Board" means the Board of Directors of the Company.

1.6 "Change in Control" means a change in management or a change in ownership of the corporation as defined in the Participant's Key Executive Employment and Severance Agreement ("KEESA") in effect on the date that such a change in control occurs or, in the absence of such an agreement, as defined in Exhibit B, attached to this Plan and incorporated here by reference.

1.7 "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

1.8 "Committee" means the Human Resources Committee of the Board or its successor in substantial functions.

1.9   "Company" means Oshkosh Truck Corporation.

1.10 "Company Matching Contribution Benefit" means Oshkosh Truck Corporation's matching contribution to (1) a Participant's Oshkosh Truck Corporation Tax Deferred Investment Plan Account, or a Participant Account in a Tax Deferred Savings Plan sponsored by an Affiliate, as defined in the governing documents for such Plans, as amended from time to time, and
      (2)any related investment earnings. To the extent that a Participant has withdrawn Company Matching Contributions, such contributions along with imputed income thereon, shall be added to the Participant's accumulated Company Matching Contribution Benefit. For purposes of this section 1.10, a Participant's accumulated Company Matching Contribution Benefit will be converted into an annual benefit amount payable as a single life annuity commencing as of the Participant's Retirement Date using the interest and mortality assumptions set forth in section 1.2.

1.11 "Compensation" means a Participant's base pay, including base pay amounts deferred pursuant to a compensation reduction agreement under Code section 125 or Code section 401(k). The annual compensation limit set forth in Code section 401(a)(17) shall not apply.

1.12 "Compensation Year" means each 12-month period used to determine compensation for purposes of this Plan which coincides with the calendar year which ends on or prior to the date as of which the Participant's Accrued Normal Retirement Benefit is determined.

1.13 "Completed Compensation Year" means any Compensation Year in which an employee is employed through the entire 12-month period.

1.14 "Early Retirement Date" means the first day of the month following the date on which a Participant retires prior to the Participant's Normal Retirement Date; provided that the Participant shall have attained age 55, shall have completed at least five Years of Officer Service, and shall have provided the Company with written notice of the Participant's election to take early retirement.

1.15 "Employee" means any person in the employ of the Company or an Affiliate, except for a person compensated solely on a retainer or fee basis.

1.16 "Employer" means the Company and any Affiliates, which employ or employed any Participant.

1.17  "Final  Average   Compensation"   means  the  sum  of  the  three  highest
      consecutive  Completed   Compensation  Years'  Compensation  paid  to  the
      Participant prior to the Participant's separation



Final - January 12, 2000                                                       4
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      from  service,  divided  by three.  If a  Participant  has less than three
      Completed Compensation Years, Final Average Compensation will be based on all Completed Compensation Years divided by the number of such years.

1.18 "Funded Plan" means the Oshkosh Truck Corporation Salaried and Clerical Employees Retirement Plan or any qualified defined benefit plan sponsored by an Affiliate.

1.19 "Funded Plan Benefit" means the annual benefit payable under (1) the Oshkosh Truck Corporation Salaried and Clerical Employees Retirement Plan, and (2) any qualified defined benefit pension plan sponsored by an Affiliate, as provided by the governing documents for such Plans, as amended from time to time. For purposes of this section 1.19, a Participant's annual benefit will be calculated as a single life annuity commencing as of the Participant's Retirement Date.

1.20 "Late Retirement Date" means the first day of the month following a Participant's termination date where the Participant continues to serve as an Officer of the Company after his Normal Retirement Date.

1.21 "Normal Retirement Date" means the first day of the month following a Participant's 62nd birthday (without regard to the Participant's Years of Service at that time).

1.22 "Officer" means any individual who is elected by the Board of Directors to an officer of the company as a Vice President, Executive Vice President, President, Chief Executive Officer, or Chairman.

1.23 "Officer Service" means an individual's Years of Service as an Officer of Oshkosh Truck Corporation including service before this Plan's effective date as set forth on Exhibit A, but excluding Years of Service with the Company or an Affiliate in any other capacity.

1.24 "Participant" means any person who has become eligible to participate in the Plan in accordance with Article II, and who has not ceased to have rights to a Retirement Benefit hereunder.

1.25 "Plan" means the Oshkosh Truck Corporation Executive Retirement Plan, as set forth herein, and as it may be amended from time to time.

1.26  "Plan Effective Date" means January 31, 2000.

1.27 "Plan Year" means the 12 consecutive month period for maintaining records for this Plan and will be the consecutive 12-month period beginning each March 1 and ending on the last day of February, except the first Plan Year shall run from the Plan Effective Date until the last day February.

1.28 "Retirement Benefit" means a pension or any other payment or payments payable under the terms of this Plan to a Participant, the Participant's Spouse, or Beneficiary.

1.29 "Retirement Date" means the date on which a Participant's Retirement Benefit commences.

1.30 "Social Security Benefit" means, for the purpose of determining the Accrued Normal Retirement Benefit as of a Participant's Normal Retirement Date or Early Retirement Date, the estimated monthly old-age benefit to which the Participant would be entitled beginning immediately upon his achieving his Normal Retirement Date under the provisions of the Social



Final - January 12, 2000                                                       5
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      Security Act in effect on the date of his termination and assuming that he will continue to receive until he attains his Normal Retirement Date compensation that would be treated as wages for purposes of the Social Security Act at the same rate as was in effect for him immediately prior to his termination. For purposes of determining the Accrued Normal Retirement Benefit as of a Participant's Late Retirement Date, "Social Security Benefit" means the estimated monthly old-age benefit to which the Participant would be entitled based on his age as of the date of his termination.

      In estimating wages for purposes of determining the Social Security Benefit, it shall be assumed that the Participant's compensation prior to date of termination has increased annually at the same rates as the Average Total Wages for Adjusting Earnings to use in Computing Social Security Benefits as published by the Social Security Administration. For the calendar year subsequent to the last year published by the Social Security Administration, the same rate of increase as applicable to the last published year shall be used.

      The Social Security Benefit shall be determined in accordance with rules adopted by the Employer and applied in a nondiscriminatory manner. Each Participant will be provided with clear written notice of his right to supply to the Employer his actual wage history and of the financial consequences of failing to supply such history.

1.31 "Spouse" means an individual who is legally married to a Participant as of the earlier of the date of the Participant's death or the Participant's Retirement Date.

1.32 "Years of Credited Service" means the Years of Service an Employee completed while employed by the Company or an Affiliate to a maximum of 20 Years.

1.33 "Years of Service" means the aggregate of all periods of employment by an Employee of the Employer, each such period to be calculated in completed years and months.

1.34 "Years of Officer Service" means the aggregate of all periods of employment as an Officer of Oshkosh Truck Corporation, but excluding periods of employment with Oshkosh Truck Corporation or any Affiliate in any other capacity.



Final - January 12, 2000                                                       6
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                                   ARTICLE II

                                  PARTICIPATION


2.1 Participating Employees. Each executive selected by the Chief Executive Officer ("CEO") and approved by the Committee to participate in the Plan shall become a Participant on the date specified by the Committee, as set forth in Exhibit A or as subsequently established by the Committee for new participants. Each Participant's right to benefits under this Plan shall vest in accordance with Article V hereof.

2.2 Cessation of Participation. A Participant shall cease to be an active Participant in this Plan and such Participant shall become an inactive Participant as of the date such Participant ceases to be an Employee of the Company, if they are not vested in accordance with Article V.



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                                   ARTICLE III

                     FORM AND AMOUNT OF RETIREMENT BENEFITS


3.1 Accrued Normal Retirement Benefit. The Accrued Normal Retirement Benefit payable to a Participant who retires on or after the Participant's Normal Retirement Date shall be a monthly Retirement Benefit commencing on the Participant's Retirement Date and payable during the Participant's lifetime and ceasing with the last payment due on the first day of the month in which the Participant dies. The monthly Accrued Normal Retirement Benefit shall be equal to one-twelfth of the excess, if any, of (a) less the sum of (b), (c), and (d) where:

      (a)  equals  two  (2)   percent  of  the   Participant's   Final   Average
           Compensation  multiplied  by  the  Participant's  Years  of  Credited
           Service,

      (b)  equals one-half of the Participant's annual Social Security Benefit,

      (c)  equals  the  Participant's   annual  Company  Matching   Contribution
           Benefit, and

      (d)  equals Participant's annual Funded Plan Benefit.


3.2   Early  Retirement  Benefit.  Each  Participant  who  retires  prior to the
      Participant's Normal Retirement Date shall receive a monthly Early Retirement Benefit commencing on the Participant's Early Retirement Date and payable under the normal form in accordance with section 3.1. The monthly Early Retirement Benefit shall be equal to one-twelfth of the excess, if any, of (a) less the sum of (b), (c), and (d) where:

      (a) equals two (2) percent of the Participant's Final Average Compensation multiplied by the Participant's Years of Credited Service and reduced by a factor based on the number of years by which the Retirement Date precedes the Participant's Normal Retirement Date, as shown in the following schedule:

             Number of years* by which
            the Retirement Date Precedes
              the Participant's Normal                 Portion of Retirement
                  Retirement Date                         Benefit Payable

                          7                                     60.00%
                          6                                     63.33%
                          5                                     66.67%
                          4                                     73.33%
                          3                                     80.00%
                          2                                     86.67%
                          1                                     93.33%
                          0                                    100.00%

           * For a period that is not an integral number of years, the portion to be applied will be obtained by arithmetic interpolation between the appropriate percentages set out above.

      (b) equals one-half of the Participant's annual Social Security Benefit, reduced by .4167 percent for each month by which Participant's Early Retirement Date precedes the Participant's Normal Retirement Date,



Final - January 12, 2000                                                       8
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      (c)  equals the Participant's annual Company Matching Contribution Benefit payable at the Early Retirement Date, and

      (d) equals the annual Funded Plan Benefit payable at the Early Retirement Date.

3.3 Form and Timing of Benefit. The benefit payable to or on behalf of a Participant under this Plan shall be paid in the normal form as provided by the Funded Plan or, as elected by the Participant (or his Spouse, in the event of the Participant's death while employed), on a basis consistent with all elections made by the Participant and/or Spouse under the Funded Plan. Any conversions to an optional method of payment permitted under the Funded Plan shall be the Actuarial Equivalent of such normal form of payment. Benefits due under this Section III shall be paid coincident with the payment date of benefits under the Funded Plan.

3.4 Treatment of Plan Payments Under Other Plans. Benefits earned by a Participant under this Plan shall not be considered "Compensation" as that term is defined in other plans sponsored by the Employer.



Final - January 12, 2000                                                       9
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                                   ARTICLE IV

                        DEATH BENEFITS BEFORE RETIREMENT



4.1 Death of a Participant Before Commencement of Retirement Benefit. If a Participant dies before the date Retirement Benefits commence hereunder, no benefits shall be payable under this Plan, except as to otherwise provided in section 4.2.

4.2   Preretirement Spouse's Death Benefit.

      (a) In the case of a Participant who has a nonforfeitable right to his Accrued Normal Retirement Benefit, who has a surviving Spouse and who dies prior to his Retirement Date (whether or not such Participant is employed by the Employer or an Affiliate) there shall be payable to his surviving Spouse a Preretirement Spouse's Death Benefit.

      (b) The monthly payments to a surviving Spouse under the Preretirement Spouse's Death Benefit shall equal the amounts which would have been payable as a survivor annuity under the Joint and 50 Percent Spouse's Annuity if--

           (1) in the case of a Participant who dies after attaining his Early Retirement Date, such Participant had retired with an immediate Joint and 50 Percent Spouse's Annuity on the day before the Participant's death, or

           (2) in the case of a Participant who dies on or before attaining his Early Retirement Date, such Participant had terminated employment on the date of death (if his employment had not terminated), survived to his Early Retirement Date, retired with an immediate Joint and 50 Percent Spouse's Annuity on his Early Retirement Date, and died on the day after the date on which such Participant would have attained his Early Retirement Date. If, pursuant to subsection (c) below, a Spouse elects to defer the commencement of the Preretirement Spouse's Death Benefit, the amount of the benefit payable thereunder shall be increased to reflect such deferral.

      (c) Payment of the Preretirement Spouse's Death Benefit to a Participant's Spouse shall commence on the date selected by the surviving Spouse. Such date shall occur no earlier than the date on which a deceased Participant would have attained his Early Retirement Date (in the case of a Participant who dies prior to attaining his Early Retirement Date), or the date of the Participant's death (in the case of a Participant who dies on or after attaining his Early Retirement Date), and no later than the first day of the month next following the date the Participant would have attained age 62.



Final - January 12, 2000                                                      10
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                                    ARTICLE V

                                     VESTING


5.1 Vesting. A Participant shall vest over a period of ten years of Officer Service according to the following vesting schedule:



           Years of Officer Service                   Vested Percentage

                    0 - 5                                      0%
                        6                                     20%
                        7                                     40%
                        8                                     60%
                        9                                     80%
                       10                                    100%


5.2 Effect of Change in Control. Notwithstanding any other provision of this Plan to the contrary, in the event of a Change in Control, all Participants who are employed by the Company at the time of a Change in Control shall become fully vested in their entire Accrued Normal Retirement Benefit under this Plan. Moreover, in the event of a Change in Control, each Participant shall be entitled to receive an immediate single sum distribution of the entire present value of the Participant's Accrued Normal Retirement Benefit vested in accordance with this Article V within 60 days after the Participant's termination of employment for any reason. (Any Participant who terminated employment before such Change in Control shall receive the present value of the Participant's then remaining vested Accrued Normal Retirement Benefit within 60 days after the Change in Control.) For purposes of this provision, the present value of a Participant's Accrued Normal Retirement Benefit shall be determined using the Actuarial Assumption in section 6.4.



Final - January 12, 2000                                                      11
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                                   ARTICLE VI

                          PAYMENT OF RETIREMENT BENEFIT


6.1 Survival. Payment of any Retirement Benefit hereunder which is contingent upon the survival of the payee shall cease with the last payment due the payee before the payee's death.

6.2 Administrative Powers Relating to Payments. If a Participant or Spouse is under a legal disability or, by reason of illness or mental or physical disability, is unable, in the opinion of the Committee, to attend properly to such Participant's personal financial matters, the Committee may make such payments in such of the following ways as the Committee shall direct:

      (a)  Directly to such Participant or Spouse;

      (b)  To the legal representative of such Participant or Spouse; or

      (c) To some relative by blood or marriage, or friend, for the benefit of such Participant or Spouse.

      Any payment made pursuant to this section 6.2 shall be in complete discharge of the obligation for such payment under the Plan.

6.3   Missing Persons.

      (a) The Company shall be deemed to have made adequate tender of payment of any benefit payable hereunder to a person if payment is made by check or by money order, and mailed to the last address of such person furnished to the Company.

      (b) If a person shall fail to claim or collect any such tender for a period of three months from the date thereof, the Company may stop payment on such tender and on any other tenders subsequent to the tender not claimed or collected and may suspend any further benefit payments hereunder until the Company can ascertain whether such person was living at the time any such tender was made and whether any benefit payments are due hereunder to a person. Upon such suspension of payments, a written notice thereof and of the provisions of this section 6.3 shall be mailed by the Company to the last address known to it of the person entitled to such payment or payments.

      (c) If such person shall fail to claim any such payment for a period of three years after such written notice is mailed, such person for all purposes of the Plan be deemed to have died on the day immediately preceding the date of the first such tender which has not been claimed or collected.



Final - January 12, 2000                                                      12
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6.4   Lump Sum  Cash-Out.  If the lump sum Actuarial  Equivalent  value of:(1) a
      Participant's vested Accrued Normal Retirement Benefit upon termination of employment or (2) the Preretirement Spouse's Death Benefit upon the Participant's death is equal to or less than $50,000, the Plan shall make a lump sum payment of: (1) the Accrued Normal Retirement Benefit to the Participant or (2) the Preretirement Spouse's Death Benefit to the Participant's surviving Spouse. For the purpose of determining the lump sum Actuarial Equivalent under this section, the Employer shall use an interest rate equal to the annual interest rate on 30-year Treasury securities for the January (the "look back month") immediately preceding the Plan Year ("the stability period") in which the Participant's Retirement Date or termination date (if earlier) occurs, as specified by the Commissioner of Internal Revenue in revenue rulings, notices, or other guidance, published in the Internal Revenue Bulletin. The applicable mortality table shall be the mortality table based on the prevailing commissioners' standard table (described in Code section 807(d)(5(A)) used to determine reserves for group annuity contracts issued on the date of which present value is being determined (without regard to any other subparagraph of section 807(d)(5)), that is prescribed by the Commissioner of Internal Revenue in revenue rulings, notices, or other guidance, published in the Internal Revenue Bulletin.



Final - January 12, 2000                                                      13
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                                   ARTICLE VII

                               GENERAL PROVISIONS

7.1 Funding. The Plan is intended as an unfunded plan of deferred compensation. The Company intends to establish appropriate reserves for the Plan on its books of account in accordance with generally accepted accounting principles. Such reserves shall be, for all purposes, part of the beneficial funds of the Company and no Participant, Spouse or other person claiming a right under the Plan shall have any interest, right or title to such reserves.

7.2 Continuation of the Plan. The Plan shall be binding upon the Company and any successors or assigns of the Company including any corporation with or into which the Company or its successors or assigns shall consolidate or merge and any transfer of substantially all of the assets of the Company or its successors or assigns.

7.3 Right to Amend, Suspend or Terminate. The Company reserves the right at any time and from time to time to amend, suspend or terminate the Plan by action of its Board of Directors without the consent of any Participant, Spouse, or other persons claiming a right under the Plan. No amendment of the Plan shall reduce the benefits of any Participant below the amount to which such Participant has become vested pursuant to section 5.1 prior to the date of amendment.

7.4 Rights to Benefits. No person shall have any right to a benefit under the Plan except as such benefit has accrued to such person in accordance with the terms of the Plan, and that such right shall be no greater than the rights of any unsecured general creditors of the Company. Notwithstanding any other provisions of this Plan, if a Participant shall be terminated for Cause, all of such Participant's rights to benefits under this Plan shall be forfeited. For purposes of this Plan, the Company may terminate the Participant's employment after the Plan Effective Date for "Cause" only if the conditions set forth in paragraphs (i) and (ii) have been met:

                (i)   (A)  the  Participant  has  committed  any act  of  fraud, embezzlement or theft in connection with the Participant's duties as an Officer or in the course of employment with the Company and/or its subsidiaries; or

                      (B) the Participant has willfully and continually failed to perform substantially the Participant's duties with the Company or any of its Affiliates (other than any such failure resulting from incapacity due to physical or mental illness or injury, regardless of whether such illness or injury is job-related) for an appropriate period, which shall not be less than 30 days, after the Chief Executive Officer of the Company (or, if the Participant is then Chief Executive Officer, the Board) has delivered a written demand for performance to the Participant that specifically identifies the manner in which the Chief Executive Officer (or the Board, as the case may be) believes the Participant has not substantially performed the Participant's duties; or

                      (C) the Participant has willfully engaged in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company; or

                      (D) the Participant has willfully and wrongfully disclosed any trade secret or other confidential information of the Company or any of its Affiliates; or

                      (E) the Participant has engaged in any competitive activity; and in any such case the act or omission shall have been determined by the Board to have been
                           materially   harmful   to



Final - January 12, 2000                                                      14
                           the Company and its subsidiaries taken as a whole.

                           For purposes of the provision, (1) no act or failure to act on the part of the Participant shall be considered "willful" unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant's action or omission was in the best interests of the Company and (2) any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company.

                (ii)  (A)  The  Company  terminates the Participant's employment
                           by  delivering  a   Notice  of  Termination  to   the
                           Participant, and

                      (B) prior to the time the Company has terminated the Participant's employment pursuant to a Notice of Termination, the Board, by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board, has adopted a resolution finding that the Participant was guilty of conduct set forth in this definition of Cause, and specifying the particulars thereof in detail, at a meeting of the Board called and held for the purpose of considering such termination (after reasonable notice to the Participant and an opportunity for the Participant, together with the Participant's counsel, to be heard before the Board), and

                      (C) the Company delivers a copy of such resolution to the Participant with the Notice of Termination at the time the Participant's employment is terminated.

                           In the event of a dispute regarding whether the Participant's employment has been terminated for Cause, no claim by the Company that the Company has terminated the Participant's employment for Cause in accordance with this Agreement shall be given effect unless the Company establishes by clear and convincing evidence that the Company has complied with the requirements of this Section 7.4 to terminate the Participant's employment for Cause.

7.5 Titles. The titles of the Articles and sections herein are included for convenience of reference only and shall not be construed as part of this Plan, or have any effect upon the meaning of the provisions hereof.

7.6 Separability. If any term or provision of this Plan as presently in effect or as amended from time to time, or the application thereof to any payments or circumstances, shall to any extent be invalid or unenforceable, the remainder of the Plan, and the application of such term or provisions to payments or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term or provision of the Plan shall be valid and enforced to the fullest extent permitted by law.



Final - January 12, 2000                                                      15

7.7 Authorized Officers. Whenever the Company under the terms of the Plan is permitted or required to do or to perform any act or matter or thing, it shall be done and performed by any Officer duly authorized by the Board of Directors of the Company, provided that the authority to approve Participants shall be vested in the Committee.

7.8 No Contract of Employment. Nothing herein contained shall be construed to constitute a contract of employment between any Employer and any Employee.

7.9 Data. It shall be a condition precedent to the payment of all benefits under the Plan that each Participant, former Participant and Spouse must furnish to the Company such documents, evidence or information as the Company considers necessary or desirable for the purpose of administering the Plan, or to protect the Company.

7.10 Restrictions Upon Assignments and Creditors' Claims. Except as in the Plan otherwise provided, no Participant, former Participant or any Spouse, or the state of any such person, shall have the power to assign, pledge, encumber or transfer any interest in the Plan while the same shall be possession of the Company. Any such attempt at alienation shall be void. No such interest shall be subject to attachment, garnishment, execution, levy or any other legal equitable proceeding or process and any attempt to so such interest shall be void.

7.11 Applicable Law. The Plan shall be construed and administered in accordance with the laws of Wisconsin to the extent such laws are not preempted by ERISA.



Final - January 12, 2000                                                      16

                                                     EXHIBIT A

------------------------------------------------------------------------------------------------------------------
                                                                                  Oshkosh Truck          Date of
                                                                 Date of Plan      Corporation           Officer
 Officer's Name                   Title                          Participation      Hire Date          Appointment
-----------------    ----------------------------------------    -------------    -----------------    -----------

Charles Szews        Executive Vice President and Chief            1/31/2000      3/29/96               3/29/96
                     Financial Officer

Matthew Zolnowski    Executive Vice President, Corporate           1/31/2000      1/27/92               1/27/92
                     Administration

Daniel Lanzdorf      Executive Vice President and President,       1/31/2000      6/12/73 (orig)        9/30/96
                     McNeilus Companies, Inc.                                    11/12/79 (rehire)

Timothy Dempsey      Executive Vice President and Corporate        1/31/2000      10/1/95               10/1/95
                     General Counsel, and Secretary

John Randjelovic     Executive Vice President and President,       1/31/2000      10/26/92              10/26/92
                     Pierce Manufacturing Inc.

Paul Hollowell       Executive Vice President and President,       1/31/2000      4/1/89                4/1/89
                     Defense Business

Donald Verhoff       Vice President, Technology                    1/31/2000      5/14/73               7/25/97

Mark Meaders         Vice President, Operations and Corporate      1/31/2000      7/1/93 (orig)         1/1/98
                     Purchasing, Materials, and Logistics                        1/1/98 (rehire)

Ted Henson           Vice President, International Sales           1/31/2000      1/29/90               5/1/97

Michael Wuest        Vice President and General Manager,           1/31/2000      11/2/81               4/20/98
                     Operations, Pierce Manufacturing Inc.

------------------------------------------------------------------------------------------------------------------



Final - January 12, 2000                                                      17

                                                                       Exhibit B

               DEFINITION OF "CHANGE IN CONTROL" AND RELATED TERMS

          A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                    (i) at any time that either no shares of Class A Common Stock of the Company are issued and outstanding or Excluded Persons have ceased to beneficially own a majority of the outstanding shares of Class A Common Stock of the Company, any Person (as defined below) (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company or (E) an Exempt Person (as defined below) ("Excluded Persons")) is or becomes the "Beneficial Owner" (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Act")), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates (as defined below) after January 31, 2000, pursuant to express authorization by the Board that refers to this exception) representing 25% or more of (A) the combined voting power of the Company's then outstanding voting securities or (B) the then outstanding shares of common stock of the Company; or

                    (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on January 31, 2000, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Act) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on January 31, 2000 or whose appointment, election or nomination for election was previously so approved; or

                    (iii) the shareholders of the Company approve a merger, consolidation or share exchange of the Company with any other corporation or approve the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger, consolidation or share exchange that would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger,



Final - January 12, 2000                                                      18
          consolidation or share exchange, (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after January 31, 2000, pursuant to express authorization by the Board that refers to this exception) representing 25% or more of (1) the combined voting power of the Company's then outstanding voting securities or (2) the then outstanding shares of common stock of the Company or (C) a merger, consolidation or share exchange immediately following the effectiveness of which shares of Class A Common Stock of the Company will remain issued and outstanding and Excluded Persons will continue to beneficially own a majority of the outstanding shares of Class A Common Stock of the Company; or

                    (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity that owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

          For purposes of this Exhibit B, the term "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Act.

          For purposes of this Exhibit B, the term  "Exempt  Person"  shall mean
(i) J. Peter Mosling, Jr.; (ii) Stephen P. Mosling; (iii) any transferee to which the Persons identified in clause (i) and (ii) above (the "Moslings") have lawfully transferred or may lawfully transfer shares of Class A Common Stock of the Company pursuant to the provisions of the Stock Purchase Agreement dated April 26th, 1996, by and among the Company and the Moslings, as the same may be amended from time to time; and (iv) any trustee, guardian, custodian, executor, administrator, fiduciary or other legal representative of the Persons identified in clauses (i), (ii) and (iii) above or the estates of the Moslings, in their capacity as such.

          For purposes of this Exhibit B, the term "Person" shall have the meaning given in Section 3(a)(9) of the Act, as modified and used in Sections 13(d) and 14(d) thereof.



Final - January 12, 2000                                                      19